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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all of the undersigned that this Amendment No. 5 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of MacDermid, Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 15, 2003

                                       CITICORP VENTURE CAPITAL, LTD.


                                       By:    /s/  Serena D.Moe
                                           -----------------------------
                                       Name:       Serena D.Moe
                                       Its: Vice President & Assistant Secretary


                                       CITIBANK, N.A.


                                       By:    /s/  Serena D.Moe
                                           -----------------------------
                                       Name:       Serena D.Moe
                                       Its: Assistant Secretary


                                       CITICORP

                                       By:    /s/  Serena D.Moe
                                          -----------------------------
                                       Name:       Serena D.Moe
                                       Its: Assistant Secretary


                                       CITIGROUP HOLDINGS COMPANY


                                       By:    /s/  Serena D.Moe
                                          -----------------------------
                                       Name:       Serena D.Moe
                                       Its: Assistant Secretary


                                       CITIGROUP INC.


                                       By:    /s/  Serena D.Moe
                                          -----------------------------
                                       Name:       Serena D.Moe
                                       Its: Assistant Secretary



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